Exhibit 99.1

Boxwood Merger Corp. and Atlas Technical Consultants Announce Business Combination

Combined Company Expected to be Listed on The Nasdaq Stock Market

Will Create Leading Publicly-Traded National Provider of Professional and Technical Services

Experienced Atlas Technical Consultants Management Team to Lead Combined Company

Stephen Kadenacy, Boxwood’s Chairman and CEO, to Serve as Executive Chairman of Combined Company

Joint Investor Conference Call Scheduled for August 13, 2019 at 10 AM ET

AUSTIN, TX (August 13, 2019) – Boxwood Merger Corp. (Nasdaq: BWMC, BWMCU and BWMCW) (“Boxwood”), a publicly-traded special purpose acquisition company, and Atlas Intermediate Holdings LLC (“Atlas”) (combined together with Boxwood, the “Company”), a leading provider of professional testing, inspection, engineering and consulting services, announced today that they have entered into a definitive agreement whereby Atlas will become a wholly-owned indirect subsidiary of Boxwood. Atlas is currently a portfolio company of Bernhard Capital Partners (“Bernhard Capital”). The new company will be well-positioned to benefit from favorable tailwinds, including the growing need to inspect, service, repair and invest in U.S. infrastructure.

Immediately following the proposed transaction, Boxwood intends to change its name to Atlas Technical Consultants, Inc. (“Atlas Technical”) and its shares of Class A common stock are expected to continue to be listed on The Nasdaq Stock Market under the ticker symbol “ATCX.” Bernhard Capital and the Atlas management team will retain a significant equity stake in Atlas Technical at the closing of the proposed transaction.

Headquartered in Austin, Texas, Atlas provides mission-critical technical services that help its public and private sector clients test, inspect, certify, plan, design and manage a wide variety of projects across the transportation, commercial, industrial, government, education and other nonresidential markets. Atlas serves as a trusted advisor to its clients, which include government agencies, quasi-public entities, schools, hospitals, utilities and airports, as well as private sector clients across a variety of industries. Approximately 95% of Atlas’ revenues are generated from clients that have tenures longer than 10 years.

Atlas’ testing, inspection and quality assurance services require a high degree of technical expertise, as clients rely on Atlas to ensure that their structures are designed, engineered, built and maintained in accordance with building codes, regulations and the highest quality standards. Atlas’ highly technical infrastructure services are delivered through a nationwide footprint, as its approximately 2,100 highly-skilled, technical staff of scientists, engineers, inspectors and other field experts operate from over 140 offices located across 40 states.

Since its inception, Atlas has strategically expanded its footprint and capabilities through acquisitions of premier national and large regional technical service companies to create an unmatched platform. This includes, among others: the acquisitions of PaveTex Engineering, specializing in materials engineering and testing, quality control testing, and construction quality assurance; Moreland Altobelli Associates, a full-service engineering, design and program management firm; Engineering Testing Services, a provider of innovative quality control testing and inspection solutions for construction material manufacturers; and its most recent combination with ATC Group Services, a leading integrated environmental engineering consulting firm with over 40 years of experience.

Upon the closing of the proposed transaction, the Company will be led by Atlas’ highly experienced management team, including Chief Executive Officer L. Joe Boyer and Chief Financial Officer Walter Powell, who will continue to serve in their respective roles. Mr. Boyer possesses more than 30 years of experience in the technical services industry and Mr. Powell has over 25 years of financial and audit expertise in both public and private companies. Stephen Kadenacy, Chairman and Chief Executive Officer of Boxwood, will become Atlas’ Executive Chairman upon the closing of the transaction, bringing with him his unique combination of C-suite experience, industry acumen and deep knowledge of M&A and capital markets.

“Atlas is precisely the kind of company that we were looking for since our IPO,” commented Mr. Kadenacy. “It’s a high margin, low risk, pure technical services company with a national platform, serving a diverse base of clients with long-standing relationships. Atlas has a recurring and contracted revenue base derived mostly from non-discretionary testing and inspection projects required by regulatory agencies, and is strategically positioned to benefit from the growing need to service, repair and rebuild the nation’s aging infrastructure. We expect to deliver both organic and acquisitive growth while continuing the best-in-class cash flow performance that Atlas has achieved since its inception. Additionally, this is a 95% time and materials and cost-plus business with a multi-year backlog that provides exceptional visibility into its growth trajectory. We believe Atlas exhibits all of the key factors central to our strategy.”

“This transaction directly aligns with our intention to enter the public markets as we look to realize the full growth potential of our purpose-built platform,” said Mr. Boyer. “We are proud to partner with Boxwood at this unique inflection point in the evolution of our company as we capitalize on our multi-pronged growth strategy to expand our market share and become the preferred provider of professional and technical services in our industry. We look forward to further extending the reach of our platform by cross-selling our diverse set of services to existing customers while attracting new customers through our enhanced platform of capabilities.”

Transaction Summary

The transaction reflects an implied enterprise value at closing of $709.5 million for the Company, based on current assumptions, excluding the net present value of an anticipated tax benefit of $55 million. Upon the closing of the proposed transaction, Boxwood will be reorganized in an “Up-C” structure. The cash component of the purchase price to be paid to the existing Atlas equity holders is expected to be funded by Boxwood’s cash in trust and debt financing, for which a commitment has been obtained. The balance of the consideration payable to the existing Atlas equity holders will consist of rollover equity in the Company and a subsidiary thereof to facilitate the company’s “Up-C” structure. Bernhard Capital and the Atlas management team will remain investors by rolling over significant equity into the Company and such subsidiary.

The boards of directors of both Boxwood and Atlas have approved the proposed transaction. Completion of the proposed transaction is subject to Boxwood stockholder approval and other customary closing conditions. The parties expect that the proposed transaction will be completed in the fourth quarter of 2019.

Advisors

Greenhill & Co. and Macquarie Capital are acting as financial advisors to Boxwood and BofA Merrill Lynch, Morgan Stanley, Macquarie Capital and Helena Capital Advisors are acting as capital markets advisors to Boxwood. Boxwood has secured committed debt financing for the transaction from Macquarie Capital and Natixis. Winston & Strawn LLP and Atrium LLP are serving as legal advisors to Boxwood and Kirkland & Ellis LLP is acting as legal advisor to Atlas.

Investor Conference Call Information

Boxwood and Atlas will host a joint investor conference call to discuss the proposed transaction on August 13, 2019 at 10 AM ET.

Interested parties may listen to the call via telephone by dialing 1-877-407-9716 (Domestic) or 1-201-493-6779 (International). A telephone replay will be available shortly after the call and can be accessed by dialing 1-844-512-2921 (Domestic) or 1-412-317-6671 and entering pass code: 13693526.

The conference call webcast and a related investor presentation with more detailed information regarding the proposed transaction will be available in the Investor Information section of the Boxwood website at www.boxwoodmc.com. The investor presentation has been furnished by Boxwood with the SEC under cover of a Current Report on Form 8-K, which can be viewed at the SEC’s website at www.sec.gov.

About Boxwood Merger Corp.

Boxwood Merger Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Boxwood’s business strategy is to target, identify and complete an initial business combination with a company that provides technical and industrial services across a broad range of industries to leverage the experience of Boxwood’s management team. Boxwood raised $200 million in its initial public offering and began trading on Nasdaq in November 2018. Its shares of Class A common stock, units and warrants trade under the ticker symbols “BWMC,” “BMWCU” and “BWMCW,” respectively.

About Atlas

Headquartered in Austin, Texas, Atlas is a leading provider of professional testing, inspection engineering and consulting services, offering solutions to public and private sector clients in the transportation, commercial, water, government, education and industrial markets. With offices located throughout the United States, the Company provides a broad range of mission-critical technical services, helping clients test, inspect, certify, plan, design, and manage a wide variety of projects across diverse end markets. For more information, go to https://www.oneatlas.com/.

About Bernhard Capital Partners

Bernhard Capital Partners is a services-focused private equity management firm established in 2013 by Jim Bernhard, Jeff Jenkins and a team of experienced private equity professionals. Bernhard Capital seeks to create sustainable value by leveraging its founding partners’ experience in acquiring, operating and growing services businesses. From strategic industry insight to operational efficiencies and best-practice management, Bernhard Capital looks to provide resources far beyond its investments. Bernhard Capital portfolio companies include Atlas Technical Consultants, Bernhard, Brown and Root, Charah Solutions, Epic Piping, The Lemoine Company and United Utility.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information For Investors and Stockholders

In connection with the proposed transaction, Boxwood intends to file preliminary and definitive proxy statements with the SEC. The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of Boxwood as of the record date established for voting on the proposed transaction and will contain important information about the proposed transaction and related matters. Boxwood stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Boxwood’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed transaction, because the proxy statement will contain important information about Boxwood, Atlas and the proposed transaction. When available, the definitive proxy statement will be mailed to Boxwood stockholders as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Boxwood when and if available, can be obtained free of charge on Boxwood’s website at www.boxwoodmc.com or by directing a written request to Boxwood Merger Corp., 8801 Calera Drive, Austin, Texas 78735 or by telephone at 512-575-3637.

Participants in the Solicitation

Boxwood and Atlas and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Boxwood stockholders in connection with the proposed transaction. Information about such persons, including their names and a description of their interests in Boxwood, Atlas and the proposed transaction, as applicable, will be set forth in the proxy statement for the proposed transaction, when it becomes available. The proxy statement will be available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Boxwood, 8801 Calera Drive, Austin, Texas 78735 or by telephone at 512-575-3637.

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the parties’ ability to effect the transaction; the benefits of the transaction; the future financial performance of Boxwood following the transaction; and changes in Atlas’ strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and Boxwood and Atlas do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the unit purchase agreement to be entered into in connection with the proposed transaction (the “transaction agreement”); (2) the outcome of any legal proceedings that may be instituted against Boxwood or Atlas following announcement of the proposed business transaction and related transactions; (3) the inability to complete the transactions contemplated by the transaction agreement due to the failure to obtain approval of the shareholders of Boxwood or satisfy other conditions to the closing of the proposed transaction; (4) the ability to obtain or maintain the listing of the Company’s shares of Class A common stock on Nasdaq following the proposed transaction; (5) the risk that the proposed transaction disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the Company business to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed transaction; (8) changes in applicable laws or regulations; (9) the possibility that Boxwood or Atlas may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement to be filed by Boxwood with the SEC in connection with the proposed transaction, including those under “Risk Factors” therein, and other factors identified in Boxwood’s prior and future filings with the SEC, available at www.sec.gov.

Contacts

Investors

Rodny Nacier, 512-851-1507

ir@oneatlas.com

Media

Elyse Gentile, 646-677-1823

Elyse.Gentile@icrinc.com